UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed

NOTICE OF
2023 ANNUAL MEETING
OF STOCKHOLDERS
and
PROXY STATEMENT
2023 Annual Meeting	Inside
June 15, 2023 7 a.m., Pacific time Virtual-only meeting, with webcast access at virtualshareholdermeeting.com/ACMR2023	CEO’s letter to stockholders
Information on voting proposals:
Election of five directors
Ratification of appointment of independent auditor for 2023

42307 Osgood Rd, Suite I Fremont, California 94539
May 1, 2023
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of ACM Research, Inc. to be held on June 15, 2023, at 7 a.m., Pacific time. This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast, consistent with our prior practice. Each holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 18, 2023, will be able to participate in the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/ACMR2023 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect the entire board of directors and to ratify the appointment of Armanino LLP as our independent auditor for 2023. Each of these matters is important, and we urge you to vote in favor of the election of each of the director nominees and the ratification of the appointment of our independent auditor.
We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2022 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.
It is important that you vote your shares of Class A and Class B common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,
David H. Wang
Chief Executive Officer and President

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Stockholders of ACM Research, Inc.:
The board of directors is soliciting proxies for use at the ACM Research, Inc. 2023 Annual Meeting of Stockholders. You are receiving the enclosed proxy statement because you were a holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 18, 2023 and therefore are entitled to vote at the Annual Meeting.
You may participate in the Annual Meeting, including casting votes and submitting questions, by accessing a live webcast at virtualshareholdermeeting.com/ACMR2023 and then using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or proxy card being delivered to you. Online check-in to the Annual Meeting will begin at 6:45 a.m., Pacific time, and stockholders are encouraged to allow time to log in to the meeting webcast and test their computer audio system. There will be no physical location for the Annual Meeting.
The Annual Meeting will be held to consider and vote upon the following proposals:
Proposal 1.	Election of five directors
Proposal 2.	Ratification of appointment of independent auditor for 2023
In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to twenty votes for each proposal.
In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet, instead of mailing printed copies. We are mailing to stockholders, commencing on or about May 1, 2023, a Notice of Internet Availability of Proxy Materials to provide:
•	directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;
•	instructions for requesting copies of proxy materials in printed form or by email at no charge; and
•	a control number for use in submitting proxies and accessing the Annual Meeting webcast.
By Order of the Board,

Mark McKechnie Secretary	May 1, 2023
When 7 a.m., Pacific time, on June 15, 2023 Where Webcast only, access at: virtualshareholdermeeting.com/ACMR2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2023:
The Notice of 2023 Annual Meeting of Stockholders, the Proxy Statement, the 2022 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at proxyvote.com.

How to Vote in Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form should be readily available.
Via Internet (Any Web-Enabled Device) .

By Telephone (U.S. or Canada only)

By Mail (Pursuant to Printed Materials)

We will maintain a list of stockholders of record as of the record date at our corporate headquarters located at 42307 Osgood Road, Suite I, Fremont, California 94539 for a period of ten days prior to, and ending at the close of, the Annual Meeting. In order for us to make the list available to you quickly and safety, we recommend that you notify us by emailing investor.relations@acmrcsh.com one business day in advance of the day on which you intend to review the list. Beginning fifteen minutes prior to, and ending at the close of, the Annual Meeting, the list of our stockholders of record will be available for viewing by stockholders for any purpose germane to the meeting at virtualshareholdermeeting.com/ACMR2023.

42307 Osgood Rd, Suite I Fremont, California 94539
Proxy Statement dated May 1, 2023

2023 Annual Meeting of Stockholders
ACM Research, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2023 Annual Meeting of Stockholders and any adjournments. ACM Research, Inc. is providing these materials to the holders of record of its Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share, as of 5 p.m., Eastern time, on the record date of April 18, 2023 and is first mailing the materials on or about May 1, 2023.
The Annual Meeting is scheduled to be held exclusively by webcast as follows:
Date	Thursday, June 15, 2023
Time	7 a.m., Pacific time
Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2023
Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

2023 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “ACM,” “ACM Research” and to “we,” “us,” “our” and similar terms refer to ACM Research, Inc.
Unless the context otherwise requires, all share information in this Proxy Statement, including the number of shares outstanding on the record date, reflects a three-for-one stock split of Class A and Class B common stock effected in the form of stock dividends paid on March 24, 2022.
Annual Meeting of Stockholders
Time and Date	7 a.m., Pacific time, on June 15, 2023
Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2023
Record Date	5 p.m., Eastern time, on April 18, 2023
Voting
Stockholders will be entitled to one vote for each outstanding share of Class A common stock they hold of record as of the record date and twenty votes for each outstanding share of Class B common stock they hold of record as of the record date.

Total Votes Per Proposal	155,254,575 votes, based on 54,818,355 shares of Class A common stock and 5,021,811 shares of Class B common stock outstanding as of the record date.
Annual Meeting Agenda
Proposal	Board Recommendation
Election of five directors	FOR each nominee
Ratification of appointment of independent auditor for 2023	FOR
How to Cast Your Vote
You can vote by any of the following methods:
Until 11:59 p.m., Eastern time, on June 14, 2023		At the Annual Meeting on June 15, 2023
•	Internet: From any web-enabled device at proxyvote.com	•	Internet: Joining the Annual Meeting at virtualshareholdermeeting.com/ACMR2023
•	Telephone: +1.800.690.6903
•	Completed, signed and returned proxy card
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Election of Directors
As our first proposal, we are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors. The following presents information as of April 18, 2023 with respect to each director nominee:
Name	Age	Director Since	Occupation	Experience/ Qualifications	Independent		Committee Memberships	Other Boards
					Yes	No
Haiping Dun	73	2003	Former Senior Director of Intel Corporation Former President of Champion Microelectronic Corp.	• Industry • Global • Leadership	✔		• Audit • Compensation
Chenming C. Hu	75	2017	Professor of Engineering and Computer Sciences, University of California, Berkeley	• Innovation • Industry • Education	✔		• Nominating and Governance	• Ambarella, Inc.
Tracy Liu	58	2016	Managing Partner of H&M Int’l CPAs, LLP	• Finance • Leadership • Global	✔		• Audit • Compensation • Nominating and Governance
David H. Wang	61	1998	Founder, Chief Executive Officer and President of ACM Research, Inc.	• Industry • Innovation • Leadership		✔
Xiao Xing	47	2022	Vice President of Shanghai Pudong Haiwang Private Fund Management Co., Ltd.	• Finance • Leadership • Global	✔		• Audit
Director Nominee Representation
DIVERSITY	INDEPENDENCE	TENURE

All of our director nominees voluntarily self-identify as having a diverse identity (gender or race).	Four of our five director nominees qualify as independent under SEC regulations and NASDAQ standards.	The tenure of our director nominees reflects a mix of experience and perspective.

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Board Diversity Matrix
Total Number of Current Directors	5
	Female	Male
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
Asian	2	3
Board Governance Practices
Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	No
	Independent Lead Director	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2022	7
	Directors Attending Fewer than 75% of Board Meetings in 2022	0
	Independent Directors Meet Without Management Present	Yes
	Number of Standing Committee Meetings Held in 2022	8
	Members Attending Fewer than 75% of Committee Meetings in 2022	0
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Pledged by Directors	None
Stockholder Rights:	Cumulative Voting	No
	Proxy Access Bylaw	Yes
Ratification of Appointment of Independent Auditor for 2023
We are asking stockholders to ratify the audit committee’s retention of Armanino LLP as our independent registered public accounting firm to examine and report on our consolidated financial statements and internal controls over financial reporting for the fiscal year ending December 31, 2023.
Participation in the Virtual Annual Meeting
The board of directors considers the appropriate format of our Annual Meeting of Stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic. The virtual format allows stockholders to submit questions and comments during the meeting.
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The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2023 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.
Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the Annual Meeting website at virtualshareholdermeeting.com/ACMR2023. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM Research in the order in which the questions are received. Questions relating to stockholder proposals or ACM Research may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2023 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix A. Any material changes or updates to the 2023 Rules of Conduct and Procedure will be posted on our website and disclosed in a periodic report to the SEC on Form 8-K.
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at virtualshareholdermeeting.com/ACMR2023.
We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at ir.acmrcsh.com/presentations until our 2023 annual meeting of stockholders.
This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, for the virtual meeting. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.
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Questions and Answers About the Annual Meeting
Q:	When and where will the Annual Meeting be held?
A:
This year the Annual Meeting of Stockholders of ACM Research, Inc., which we refer to as the Annual Meeting, will again be held exclusively by webcast at virtualshareholdermeeting.com/ACMR2023, beginning at 7 a.m., Pacific time, on June 15, 2023.

Q:	Who may join the Annual Meeting?
A:
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2023 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing you and other stockholders of record with the following proxy materials:
•
our 2022 Annual Report to Stockholders, which we refer to as the 2022 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including our audited consolidated financial statements for 2022, 2021 and 2020);

•
this Proxy Statement for the 2023 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders, and a Notice of 2023 Annual Meeting of Stockholders; and

•
a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast.

These materials were first mailed or made available to stockholders on or about May 1, 2023.
If you request, in accordance with the instructions provided in the Notice of Internet Availability, a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2022 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a postage-paid, pre-addressed envelope to be used to return the completed proxy card. Your proxy card will include a control number for use in accessing the Annual Meeting webcast. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2022 Annual Report and this Proxy Statement.
Q:	Why was I mailed a Notice of Internet Availability, rather than a printed set of proxy materials?
A:
In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

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Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at ir.acmrcsh.com/corporate-governance/highlights or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability or proxy card to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?
A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the proxy holders, which means you will authorize the proxy holders to vote your shares at the Annual Meeting in the way you instruct. The proxy holders consist of David Wang and Mark McKechnie. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	Proposal	Election of the following five director nominees:
		• Chenming C. Hu	• Haiping Dun	• Xiao Xing
		• David H. Wang	• Tracy Liu
	Proposal	Ratification of appointment of our independent auditor for 2023
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of Class A and Class B common stock at 5 p.m., Eastern time, on April 18, 2023 the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 54,818,355 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 5,021,811 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. As a result, up to a total of 155,254,575 votes can be cast on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.
Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market, or NASDAQ, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2023 (Proposal 2).

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•
The organization generally may not vote on non-routine matters, including Proposal 1. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on either of the two proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 14, 2023. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 14, 2023. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail:	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 14, 2023. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 14, 2023. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive to ACM, followed by telephone voting, with voting by mail being the most expensive.
Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?
A:
You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ACMR2023. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM in the order in which the questions are received. Questions relating to the stockholder proposals or ACM may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other

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inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2023 Rules of Conduct and Procedure, a copy of which is attached as Appendix A to this Proxy Statement.
Q:	Why is the Annual Meeting being conducted as a virtual meeting?
A:
The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic.

We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting. We are utilizing technology from Broadridge, a leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.
Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:
An audio replay of the Annual Meeting will be posted and publicly available at ir.acmrcsh.com/presentations following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2024. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting via the Internet at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board on each of the proposals presented in this Proxy Statement and as the proxy holders may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual
8

Meeting is the ratification of the appointment of our independent auditor for 2023 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on Proposal 1, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A:
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at proxyvote.com.

Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the two proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We are not currently aware of any other matters to be presented for consideration at the Annual Meeting.

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Vote Required for Election or Approval
Introduction
Our only voting securities are the outstanding shares of Class A and Class B common stock, which we refer to collectively as common stock. As of the record date, which is 5 p.m., Eastern time, on April 18, 2023, there were outstanding 54,818,355 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 5,021,811 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. Based on the number of votes for each share of Class A and Class B common stock, up to a total of 155,254,575 votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the votes attributable to outstanding shares of common stock present virtually or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.
Election of Directors
Each director will be elected by plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” Votes to “withhold” will have an effect on the outcome of the proposal only in that under our Director Resignation Policy, approved by the board of directors in October 2017, if a director receives more votes to “withhold” than “for,” such director shall promptly offer his resignation for consideration to the nominating and governance committee, which will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken. The board will consider and act on the recommendation of the nominating and governance committee and will promptly, if required, publicly disclose its decision and the rationale behind it. The director who offers his or her resignation will not participate in the decision of the nominating and governance committee or the board. If the board accepts such resignation, then the board may fill the vacancy resulting from that resignation or may reduce the number of directors that constitutes the entire board so that no vacancy exists.
Under our certificate of incorporation, our bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors. If any of the nominees is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the board of directors.
Ratification of Appointment of Independent Auditor for 2023
The ratification of Armanino LLP as our independent auditor for the year ending December 31, 2023 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present virtually or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.
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Corporate Governance
Board of Directors Overview
Under our bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
The board has adopted and operates under Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and Nasdaq. The Governance Guidelines are available on our website at ir.acmrcsh.com/static-files/3446be5b-f608-4932-86c9-d9eff14ca2ac. Under the Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. We expect director nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. Four of our current directors attended our 2022 Annual Meeting of Stockholders.
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board held seven meetings in 2022. Three directors attended 83% of the board meetings during in 2022, and our other three directors attended all of the board meetings. David Wang, Haiping Dun and Tracy Liu attended all of the board meetings. Chenming Hu attended six of the seven board meetings. Yinan Xiang is a former member of the board and did not stand for reelection on the board at the 2022 Annual Meeting. Ms. Xiang attended four of the five meeting she was able to attend before she left the board. Xiao Xing was elected to the board at the 2022 Annual Meeting and attended one of two meetings held in 2022 after her appointment.
The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance. The Lead Director presides at each executive session.
The board maintains an audit committee, a compensation committee, and a nominating and governance committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website provides access to:
•	the audit committee charter at:
media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf;
•	the compensation committee charter at:
media.corporate-ir.net/media_files/IROL/25/254659/acm-cc-charter-final.pdf; and
•	the nominating and governance committee charter at:
ir.acmrcsh.com/static-files/03f9c6d2-908e-4c59-b7da-8e227707e5a7.
The functions and responsibilities of the committees are described in the sections below.
So long as the outstanding shares of Class B common stock represent a majority of the combined voting power of Class A and Class B common stock voting together, all directors will be elected for annual terms and we will not have a classified board. If outstanding shares of Class B common stock represent less than a majority of the combined voting power of common stock at any time, we thereafter will have a classified board consisting of three classes of approximately equal size, each serving staggered three-year terms. Our directors would be allocated by the then-current board among the three classes.
The board has adopted Communications Policies pursuant to which our Chief Executive Officer, our Chief Financial Officer and their designees are the only individuals authorized to communicate on our behalf with the media, industry and trade organizations, market professionals and stockholders. The Communications Policies were designed to limit the persons whose statements trigger our public disclosure obligations under Regulation FD of the SEC. By limiting the number of spokespersons, the Communications Policies help ensure that all communications to members of the public are made by persons who are fully informed about both our company and the guidelines and risks applicable to external communications, and they reduce the risk of inconsistent statements to the public.
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Independence of Directors
The board of directors must consist of a majority of independent directors not only under the requirements of Nasdaq but also under the Governance Guidelines.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.
In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The board annually reviews the independence of all non-employee directors. In April 2018 the board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the board in making determinations of the independence of board members. A copy of our Standards for Director Independence is posted on our website at ir.acmrcsh.com/static-files/4211086b-a968-414e-888d-007c1906489d. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence, the board reviews other relationships with ACM in order to conclude that each independent director has no material relationship with ACM either directly or indirectly.
Based upon information requested from and provided by each director nominee concerning the director nominee’s background, employment and affiliations, including family relationships, the board has determined that Haiping Dun, Chenming Hu, Tracy Liu and Xiao Xing qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate regularly scheduled executive session meetings at which only independent directors are present.
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Code of Business Conduct
We have a Code of Business Conduct applicable to all of our directors, officers and employees, and those of our subsidiaries. We have posted the Code of Business Conduct on our website at ir.acmrcsh.com/static-files/fdff1cd1-dfea-4a25-a8a6-ae2394fa5d53. We will post any amendments to the Code of Business Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated promptly to the audit committee of the board of directors. A copy of the whistleblower policy can be viewed on the investor relations portion of our website at https://ir.acmrcsh.com/static-files/3925389c-ac5f-4c8c-8584-53a41e78e4ce.
Employee, Officer and Director Hedging
It is our policy that all employees and directors, as well as their family members, must not hedge or pledge our securities they hold directly. An exception to prohibition may be granted where a person wishes to pledge our securities as collateral for a loan, upon approval by our Chief Financial Officer, if certain other conditions are met. The prohibition on hedging is included in our Restated Insider Trading Policy. A copy of our Restated Insider Trading Policy can be viewed on the investor relations portion of our website at https://ir.acmrcsh.com/static-files/88b7e2ab-7ac4-4f50-8935-1bef66dd52b0.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee of the board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee of the board is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and governance committee of the board manages risks associated with the independence of the board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.
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Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as our business continues to grow. We do not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. The board has determined that it is in our best interests to have both a Chair of the Board and a Lead Director. The board has appointed David Wang, our Chief Executive Officer and President, to serve as Chair of the Board and Haiping Dun, an independent director, to serve as Lead Director. Among other things, the Chair of the Board shall prepare agendas for, and preside over, meetings of the board and the Lead Director shall assist the Chair of the Board in preparing agendas and shall serve as the principal liaison between the Chair of the Board and the other directors. The board believes that this is the appropriate leadership structure for us at this time and will allow the board to fulfill its role with appropriate independence.
The board has concluded that our current leadership structure is appropriate at this time. The board will continue to periodically review our leadership structure, however, and may make such changes in the future as it deems appropriate.
Audit Committee
The principal responsibilities of the audit committee include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting and our disclosure controls and procedures;
•	meeting independently with our registered public accounting firm and management;
•	furnishing the audit committee report required by SEC rules;
•	reviewing and reassessing the adequacy of our conflict of interest policy; and
•	overseeing our risk assessment and risk management policies.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.
The current members of the audit committee are Tracy Liu, who serves as chair, Haiping Dun and Xiao Xing. Ms. Liu, Dr. Dun and Ms. Xing are standing for re-election at the Annual Meeting. The board has determined that each of the current audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act. The board also determined that each of the current members of the audit committee is independent, as defined in the listing standards of Nasdaq. The board has also determined that Ms. Liu is an audit committee financial expert in accordance with the standards of the SEC.
The audit committee held seven meetings in 2022. All members attended at least 85% of the total number of audit committee meetings held in 2022.
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Nominating and Governance Committee
The principal responsibilities of the nominating and governance committee include:
•
identifying, evaluating, and making recommendations to the board of directors and our stockholders concerning nominees for election to the board, to each of the board’s committees and as committee chairs;

•	annually reviewing the performance and effectiveness of the board and developing and overseeing a performance evaluation process;
•	annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;
•	annually evaluating adequacy of our corporate governance structure, policies and procedures; and
•	providing reports to the board regarding the committee’s nominations for election to the board and its committees.
The current members of the nominating and governance committee are Chenming Hu, who serves as chair, and Tracy Liu. Both members are standing for re-election at the Annual Meeting. The board has determined that each of Dr. Hu and Ms. Liu is independent, as defined in the listing standards of Nasdaq.
The nominating and governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and governance committee held one meeting in 2022, which was attended by both of the members.
The nominating and governance committee will consider director nominees recommended by our stockholders in accordance with our Policy and Procedure for Stockholder Nominations to the Board adopted by the nominating and governance committee and approved by the board in April 2018, a copy of which is posted on our website at ir.acmrcsh.com/static-files/01b22d4f-d523-4d9e-a1ac-56030666adad. Recommendations should be submitted to our Corporate Secretary in writing at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”
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Compensation Committee
The principal responsibilities of the compensation committee include:
•	evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s salary and contingent compensation based on his or her performance and other relevant criteria;
•	identifying the corporate and individual objectives governing the Chief Executive Officer’s compensation;
•	approving the compensation of our other executive officers;
•	making recommendations to the board with respect to director compensation;
•	reviewing and approving the terms of certain material agreements;
•	overseeing and administering our equity incentive plans and employee benefit plans;
•	preparing the annual compensation committee report required by SEC rules; and
•
conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to the board, and working with the board in evaluating potential successors to executive officer positions.

The current members of the compensation committee are Haiping Dun, who serves as chair, and Tracy Liu. Each of the compensation committee members is standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Ms. Liu is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m).
The compensation committee held three meetings in 2022, all of which were attended by both of the members. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
Compensation Committee Interlocks and Insider Participation
During 2022, none of the members of the compensation committee was an officer or employee of our company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.
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Certain Relationships and Related-Person Transactions
In October 2017 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers and employees of our company and our subsidiaries. We have posted the Conflict of Interest Policy on our website at ir.acmrcsh.com/static-files/c9bb9bf0-847b-4f79-b747-bf7e5bb06994. We will post any amendments to the Conflict of Interest Policy on our website.
The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, which is defined in the policy to mirror the definition of Item 404 of Regulation S-K (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.
Since January 1, 2022, we have not been a party to any transactions in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or beneficial owners of more than 5% of any series or class of our preferred or common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements.
Director and Executive Compensation and Indemnification Agreements
Please see “Director Compensation,” “Executive Compensation” and “Compensation Discussion and Analysis” for discussion of the compensation of our non-employee directors and certain of our executive officers.
We have entered into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors and executive officers against any and all expenses incurred by the director or executive officer in connection with proceedings because of his or her status as one of our directors or executive officers. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors and executive officers in connection with a legal proceeding arising out of their service to us.
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Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation periodically based on recommendations by the compensation committee.
Directors may be reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.
Fiscal Year 2022
In May 2022, the board adopted a director compensation policy with respect to compensation payable to our non-employee directors for 2022. The 2022 director compensation policy was adopted by the board in the form, and with the terms, recommended by the compensation committee. In making its recommendations, the compensation committee engaged Radford, which is part of the Rewards Solutions practice at Aon plc and is the compensation committee’s independent outside compensation consultant, to assist the compensation committee to, among other things, perform an independent director compensation review.
Under the 2022 director compensation policy, each non-employee director was generally eligible to receive compensation for board and committee service consisting of annual cash retainers and stock options covering Class A common stock. For 2022, each of our non-employee directors was entitled to annual retainers (subject to proration for actual days served in 2022) per the following schedule:
DIRECTOR ANNUAL CASH RETAINERS
Position	Retainer
Lead Director	$30,000
Other Directors	22,500
Audit Committee Chair	6,000
Other Audit Committee Members	4,500
Compensation Committee Chair	6,000
Other Compensation Committee Members	4,500
Nominating and Governance Committee Chair	6,000
Other Nominating and Governance Committee Members	4,500
The 2022 director compensation policy provided that each non-employee director elected at our 2022 Annual Meeting of Stockholders would be granted, as of the date of the 2022 Annual Meeting, a non-qualified stock option to acquire 24,000 shares of Class A common stock at a price equal to the closing price of Class A common stock on the date of the 2022 Annual Meeting, which was $16.83. Each such option will, subject to continued board service, will vest in full immediately prior to the 2023 Annual Meeting.
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The following table shows the total compensation for non-employee directors during 2022. David Wang, our sole executive officer who served as a member of the board during 2022, did not receive any additional compensation for such service as a director.
2022 DIRECTOR COMPENSATION
Director	Fees Earned or Paid in Cash($)	Option Awards($)(1)	All Other Compensation($)	Total($)
Haiping Dun(2)	$40,500	$199,560	—	$240,060
Chenming C. Hu(2)	28,500	199,560	—	228,060
Tracy Liu(2)	37,500	199,560	75,000(3)	312,060
Xiao Xing	13,500	199,560	—	213,060
Yinan Xiang	—	—	—	—
(1)
The amounts shown represent the aggregate grant date fair value, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, of non-qualified stock options granted on June 30, 2022 to acquire, subject to vesting, a total of 24,000 shares of Class A common stock at an exercise price of $16.83 per share. Each such option will, subject to continued board service, will vest in full immediately prior to the 2023 Annual Meeting. The amounts do not necessarily correspond to the actual amounts that may be earned by the directors. For assumptions made in valuing these awards and related information, see Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. As of December 31, 2022, (a) Dr. Dun held stock options for 404,001 shares of Class A common stock and 69,230 shares of ACM Shanghai, (b) Dr. Hu held stock options for 39,000 shares of Class A common stock, (c) Ms. Liu held stock options for 186,000 shares of Class A common stock, and (d) Ms. Xing held stock options for 24,000 shares of Class A common stock.

(2)	Chair of a board committee during 2022.
(3)	This amount reflects fees paid to Ms. Liu for consulting services provided to the Company other than in connection with her directorship.
Hedging and Pledging Prohibitions
Under our Restated Insider Trading Policy, directors, as well as their family members, may not hedge or pledge any ACM securities that they hold directly. An exception to this prohibition may be granted where a person wishes to pledge ACM securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any director, as well as their family members, who wishes to pledge ACM securities as collateral for a loan must submit a request for approval to the chief financial officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge, except that any proposed pledge by the chief financial officer must be submitted to and either approved or prohibited by the chief executive officer.
Director Indemnification Agreements
We have entered into indemnification agreements with our directors. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors against any and all expenses incurred by the director in connection with proceedings because of his or her status as one of our directors. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors in connection with a legal proceeding arising out of their service to us.
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Proposal  — Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, all of whom currently serve as directors. Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our company. The nominating and governance committee has adopted Qualifications for Nomination to the board, a copy of which is posted on our website at ir.acmrcsh.com/static-files/004a4a5a-21c9-4a24-9dc0-d3d55006cde6. The Qualifications for Nomination provide that, in selecting directors, the board should seek to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to:
•	be of the highest ethical character and share our values as reflected in our Code of Conduct;
•	be highly accomplished in his or her field, with superior credentials and recognition;
•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and
•	be independent of any particular constituency and able to represent all of our stockholders.
The board is to conduct a self-assessment process every year and to periodically review the diversity of skills and characteristics needed in the board’s oversight of our company, as well as the effectiveness of the mix of skills and experience. The board considers the skill areas represented on the board, those skill areas represented by any directors who are expected to retire or leave the board in the near future, and recommendations of directors regarding skills that could improve the ability of the board to carry out its responsibilities. Although we do not have a formal diversity policy, the nominating and governance committee seeks to identify candidates who will enhance the board’s overall diversity.
Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. At least one member of the nominating and governance committee (preferably the chair) and the Chair of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.
Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.
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Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director, as of April 18, 2023:
•	the nominee’s professional experience for at least the past five years;
•	the year in which the nominee first became one of our directors;
•	each committee of the board of directors on which the nominee currently serves;
•	the nominee’s age as of the record date for the Annual Meeting;
•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.
DAVID H. WANG Age: 61 ACM Board Service • Tenure: 25 years (1998)	HAIPING DUN Age: 73 ACM Board Service • Tenure: 20 years (2003) • Committees: ○ Audit ○ Compensation (Chair) INDEPENDENT
Professional Experience	Professional Experience
• Founder, Chief Executive Officer, President and one of our directors since 1998.
• Inventor of stress-free Cu polishing technology.
• Holds more than 100 patents in semiconductor equipment and process technology.

• Served as one of our directors since 2003.
• Former President of Champion Microelectronic Corp., an integrated circuit company based in Taiwan, from 2008 through 2018.
• Former Senior Director of Intel Corporation, a multi-national technology company where he was employed from 1983 to 2004.

Education	Education
• Received a Ph.D. and Master of Engineering in Precision Engineering from Osaka University and a Bachelor of Science in Precision Instruments from Tsinghua University.
• Received a Ph.D. in material science and engineering from Stanford University, a Master of Science in physics from the University of Washington and a Bachelor of Science in physics from National Taiwan University.

Relevant Skills	Relevant Skills
• Industry	• Industry
• Innovation	• Global
• Leadership	• Leadership
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CHENMING C. HU Age: 75 ACM Board Service • Tenure: 6 years (2017) • Nominating and Governance Committee (Chair) INDEPENDENT	TRACY LIU Age: 58 ACM Board Service • Tenure: 7 years (2016) • Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Governance INDEPENDENT
Professional Experience	Professional Experience
• Served as one of our directors since January 2017.
• Served as a member of our board of advisors since May 2016.
• Professor in electrical engineering and computer sciences at the University of California, Berkeley since 1976.
• Taiwan Semiconductor Manufacturing Company Distinguished Chair Professor Emeritus and Professor of the Graduate School at the University of California, Berkeley since 2010.
• Developed FinFet, a fin-shaped field-effect transistor in 1999.
• Served as the Chief Technology Officer of Taiwan Semiconductor Manufacturing Company Ltd. from 2001 to 2007.
• Member of the U.S. National Academy of Engineering and the Chinese Academy of Sciences, and Taiwan’s Academia Sinica.
• Received a Master of Science degree and Ph.D. from the University of California, Berkeley and a Bachelor of Science degree from National Taiwan University, all in electrical engineering.

• Served as one of our directors since September 2016.
• Managing Partner of H&M Int’l CPAs, LLP since January 2017.
• Founder and owner of H&M Financial Consulting from 2006 to 2016, where she provided international accounting and tax solutions to high-technology companies.
• Received a Bachelor of Science from Nankai University and a Master of Accounting and Tax from Golden Gate University.
• Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Relevant Skills	Relevant Skills
• Innovation	• Finance
• Industry	• Leadership
• Education	• Global
Other Public Board Service
• Ambarella, Inc. 2010-present
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XIAO XING Age: 47 ACM Board Service • Tenure: 1 year (2022) • Audit Committee INDEPENDENT
Professional Experience
• Vice President of Shanghai Pudong Haiwang Private Fund Management Co. Ltd since September 2021.
• General Manager of various Investment Departments of Shanghai Pudong SPINNOTEC Group Co., Ltd from 2018-2021.
• Deputy General Manager of Zhangjiang Torch Entrepreneurship Park Investment Development Co., Ltd. Of Shanghai from 2012-2018.
• Received a Bachelor of Science degree and a Master of Business Administration degree from Zhejiang University.

Relevant Skills
• Finance
• Leadership
• Global
The board of directors recommends a vote
FOR
each of the five nominees for election as directors.
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Beneficial Ownership of Common Stock
The following table sets forth the number of outstanding shares of Class A and Class B common stock beneficially owned and the percentage of each class beneficially owned, as of the record date of April 18, 2023, by:
•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding Class A common stock (on an as-converted basis) or the then-outstanding Class B common stock;
•	each of the directors (who include each of the director nominees) and each of the NEOs; and
•	all of our directors (who include all of the director nominees) and executive officers as a group.
The number of shares of Class A and Class B common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 17, 2023 (sixty days after April 18, 2023) through the exercise or conversion of a security or other right. As of April 18, 2023, there were 54,818,355 shares of Class A common stock outstanding and 5,021,811 shares of Class B common stock outstanding. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. Unless otherwise indicated, the address of all individuals listed below is c/o ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539.
	Class A(1)		Class B		% of Total Voting Power(2)
Beneficial Owner	Shares	%	Shares	%
5% Stockholders
Yiheng Capital Partners, L.P.(3)	5,266,800	9.6%	—	—	3.4%
BlackRock, Inc.(4)	3,221,430	5.9	—	—	2.1
The Vanguard Group(5)	2,899,420	5.3	—	—	1.9
Shanghai Science and Technology Venture Capital Co., Ltd.(6)	3,438,510	6.3	—	—	2.2
Pudong Science and Technology (Cayman) Co., Ltd.(7)	3,358,728	6.1	—	—	2.2
Named Executive Officers and Directors
David H. Wang(8)	8,512,065	15.5	4,166,808	83.0	59.2
Haiping Dun(9)	1,531,617	2.8	300,000	6.0	4.9
Jian Wang(10)	613,161	1.1	150,003	3.0	2.3
Chenming Hu(11)	278,310	*	—	—	*
Fuping Chen(12)	307,911	—	—	—	*
Tracy Liu(13)	272,772	*	—	—	*
Lisa Feng(14)	219,999	*	—	—	*
Mark McKechnie(15)	158,664	*	—	—	*
Xiao Xing(16)	3,438,510	6.3	—	—	2.2
All executive officers and directors as a group (10 persons)(17)	15,506,757	28.3%	4,616,811	91.9%	69.5%
*	Less than 1%.
(1)	Includes the number of shares of Class A common stock issuable upon conversion of shares of Class B common stock, which are convertible at any time into shares of Class A common stock.
(2)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, voting as a single class. Holders are entitled to one vote per share of Class A common stock and twenty votes per share of Class B common stock.

(3)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Yiheng Capital Management, L.P., Yiheng Capital Partners, L.P. has shared voting power over 5,266,800 shares of Class A common stock and shared dispositive power over 5,266,800 shares of Class A common stock. The address of Yiheng Capital Partners, L.P. is 101 California Street, Suite 2880, San Francisco, California 94111. Yiheng Capital Management, L.P. is the investment manager of Yiheng Capital Partners, L.P., and Yuanshan Guo is the managing member of Yiheng Capital Management, L.P. of Yiheng Capital Management, L.P., and each of the foregoing may be deemed to have voting and dispositive power over the shares of Class A common stock held by Yiheng Capital Partners, L.P.

(4)
Based on a Schedule 13G/A filed with the SEC on February 13, 2023 by BlackRock, Inc., BlackRock, Inc. has sole voting power over 3,221,430 shares of Class A common stock and sole dispositive power over 3,221,430 shares of Class A common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

[Footnotes continued on next page]
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(5)
Based on a Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group, the Vanguard Group has sole voting power over 0 shares of Class A common stock, shared voting power over 37,031 shares of Class A common stock, shared dispositive power over 70,280 shares of Class A common stock and sole dispositive power over 2,829,140 shares of Class A common stock. The address of Yiheng Capital Partners, L.P. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)	The address of Shanghai Science and Technology Venture Co., Ltd, or SSTVC is Floor 39, #669 Xin Zha Road, Jing An District, Shanghai, PRC.
(7)
Pudong Science and Technology (Cayman) Co., Ltd., or PST, is a wholly owned subsidiary of Shanghai Pudong High-Tech Investment Co., Ltd. Long Ji is the Corporate Representative of Pudong High-Tech Investment Co., Ltd. and may be deemed to beneficially own the shares held by PST. The address of PST, its parent and Mr. Ji is No. 439, 13 Building, Chunxiao Road, Zhangjiang Hi-tech Park, Pudong District, Shanghai.

(8)
Includes (a) 620,001 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for the Wang-Chen Family Living Trust; (b) 180,000 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; (c) 100,002 shares held by Dr. Wang’s wife, Jing Chen; (d) 45,837 shares of Class A common stock held by Dr. Wang’s daughter, Sophia Wang; (e) 4,166,808 shares of Class A common stock issuable upon conversion of Class B common stock, of which shares of Class B common stock a total of 352,002 are held by Dr. Wang’s son, Brian Wang, 352,002 are held by Dr. Wang’s daughter, Sophia Wang, and 22,002 are held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; and (f) 2,882,898 shares of Class A common stock issuable upon the exercise of options exercisable by June 17, 2023.

(9)	Includes (a) 375,000 shares of Class A common stock issuable under options exercisable by June 17, 2023 and (b)300,000 shares of Class A common stock issuable upon conversion of Class B common stock.
(10)	Includes (a) 217,500 shares of Class A common stock issuable under options exercisable by June 17, 2023 and (b) 150,003 shares of Class A common stock issuable upon conversion of Class B common stock.
(11)	Includes 15,000 shares of Class A common stock issuable under options exercisable by June 17, 2023.
(12)	Includes 304,161 shares of Class A common stock issuable under options exercisable by June 17, 2023.
(13)	Includes 156,999 shares of Class A common stock issuable under options exercisable by June 17, 2023.
(14)	Includes 179,370 shares of Class A common stock exercisable under options by June 17, 2023.
(15)	Includes 142,764 shares of Class A common stock exercisable under options by June 17, 2023.
(16)
Consists of shares owned by SSTVC (see note (6) above). Ms. Xing is an employee of an affiliate of SSTVC. Ms. Xing disclaims beneficial ownership of the shares beneficially owned by SSTVC except to the extent of her pecuniary interest therein.

(17)
Includes (a) 4,333,688 shares of Class A common stock issuable under options exercisable by June 17, 2023, (b) 4,616,811 shares of Class A common stock issuable upon conversion of Class B common stock and (c) shares held jointly, indirectly and/or in trust.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our Class A common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2022, except that Xiao Xing failed to timely file one Form 3 and one Form 4, and as a result one transaction was not reported on a timely basis.
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Executive Officers
The following table sets forth, as of April 18, 2023, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.
Name	Age	Positions and Business Experience	Year First Elected Officer
David H. Wang	61	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	1998
Mark McKechnie	56
Chief Financial Officer, Treasurer and Secretary of ACM Research, Inc. (November 2019-present); Vice President of Finance of ACM Research, Inc. (July 2018-November 2019); Vice President of Investor Relations and Strategic Initiatives of Silver Spring Networks, a provider of smart grid products (November 2014-January 2018); Managing Director of Technology Equity Research of Evercore Partners, a global investment banking firm (2012-2014); received a Bachelor of Science in Electrical Engineering degree from Purdue University and a Master of Business Administration degree from The Kellogg School of Management at Northwestern University.
			2019
Jian Wang	58
Chief Executive Officer and President of ACM Research (Shanghai), Inc. (November 2019-present); Vice President, Research and Development of ACM Research (Shanghai), Inc. (January 2015-November 2019); Director of Research and Development of ACM Research (Shanghai), Inc. (2011-January 2015), focusing on the research and development of stress-free polishing and electro-chemical-copper-planarization technologies; received a Master of Science degree in computer science from Northwestern Polytechnic University, a Master of Science degree in marine engineering from Kobe University and a Bachelor of Science degree in mechanical engineering from Southeast University.
			2015
Lisa Feng	64	Chief Financial Officer of ACM Research (Shanghai), Inc. (November 2019-present); Chief Accounting Officer, Interim Chief Financial Officer and Treasurer of ACM Research, Inc. (January 2018- November 2019); Financial Controller of Amlogic, a fabless semiconductor company (October 2017-January 2018); Corporate Controller of Amlogic, Inc. (August 2008-September 2017); received a Bachelor of Science degree in Business/Economics from Southern Connecticut State University and a Master of Science degree in Accounting from Golden Gate University.	2019
Sotheara Cheav	71	Senior Vice President, Manufacturing of ACM Research (Shanghai), Inc. (May 2019-present); Vice President, Manufacturing of ACM Research (Shanghai), Inc. (January 2015-May 2019); Director of Manufacturing of ACM Research (Shanghai), Inc. (2011-December 2014); received a Bachelor of Science degree in Science and Technology from the University of Cambodia and an Associate of Science degree in Electronics from Bay Valley Technical Institute.	2015
Fuping Chen	41	Vice President, Sales—China of ACM Research (Shanghai), Inc. (January 2018-present); Senior Technical Director of ACM Research, Inc. (2010-2017); Assistant Wet Process Manager of SK Hynix Inc., a semiconductor company (2006-2010); received a Bachelor of Science degree from Nanjing University of Technology of Material Science and Engineering and a Master of Science degree from Zhejiang University of Material Science and Engineering.	2018
David Wang and Jian Wang are brothers.
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Compensation Discussion and Analysis
This Compensation Discussion and Analysis explains our executive compensation program as it relates to our NEOs, who have been determined, and whose compensation information is presented in the following tables and discussion, in accordance with SEC rules:
Fiscal Year 2022 NEOs
Named Executive Officer	Position(s)
David H. Wang	Chief Executive Officer and President
Mark McKechnie	Chief Financial Officer, Treasurer and Secretary
Jian Wang	Chief Executive Oﬃcer and President, ACM Research (Shanghai), Inc.
Lisa Feng	Chief Financial Officer, ACM Research (Shanghai), Inc.
Fuping Chen	Vice President, Sales—China, ACM Research (Shanghai), Inc.
Our NEO compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. Listed below are highlights of our fiscal 2020 NEO compensation policies and practices:
What We Do
•	ongoing engagement with our institutional stockholders regarding our compensation policies and practice;
•	clawback policy;
•	multi-year equity award vesting periods for equity awards;
•	independent compensation consultant engaged by the compensation committee;
•	100% independent directors on the compensation committee; and
•	prohibit hedging, pledging, and short sales.
What We Don’t Do
•	no retirement vesting of equity awards;
•	no pension or related benefits, except as required by law in jurisdictions outside of the United States;
•	no significant perquisites;
•	no tax gross ups for golden parachute taxes;
•	no strict benchmarking of compensation to a specific percentile of our compensation peer group; and
•	no dividend payments on unvested awards.
Executive Summary
Company Description
We supply advanced, innovative capital equipment developed for the global semiconductor industry. Our corporate office is located in Fremont, California, and we conduct our business operations principally through our subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai. We have more than 1,209 employees globally, most of whom — including most of our NEOs — are based in the PRC. As a result of our significant PRC operations, many of our compensation practices reflect market practices in the PRC, although we expect those practices to evolve as we continue to broaden our operations into additional countries.
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Executive Compensation Philosophy and Design
Compensation Philosophy
We operate in a highly competitive business environment within a rapidly evolving and extremely competitive talent market. To successfully compete and grow our business in this dynamic environment, we need to recruit, incentivize and retain talented and seasoned technology leaders. Our success is critically dependent on the skills, acumen and motivation of our executives and employees to rapidly execute at the highest level.
We have designed, and intend to modify as necessary, our NEO compensation program and philosophy to attract, retain and incentivize talented, qualified and committed NEOs by offering compensation, as described below, that reflects competitive market practices in the jurisdictions in which we operate and as adjusted for individual NEO factors and circumstances. As our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy, as circumstances may require.
Except as specifically described herein, the compensation committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion compensation in any specific ratio among the various categories of compensation (that is, between short- and long-term compensation or between non-performance-based and performance-based compensation). Rather, the compensation committee uses the philosophy described above, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories. In addition, except as specifically described herein, the compensation committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion cash and equity compensation in any specific ratio. Rather, the compensation committee uses the philosophy described above, and the factors described below, as a guide in assessing the proper allocation between cash and equity awards. The compensation committee also does not “benchmark” compensation. Rather, the compensation committee makes adjustments based on the philosophy described above and considers competitive market practices in the jurisdictions in which we operate as one factor in its deliberations. The compensation committee does not target the elements of our compensation program at any specific level or percentile within a “peer group.” Rather than rely on a specific formula-based model, the compensation committee believes that retaining discretion to assess the overall performance of NEOs gives the compensation committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The compensation committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account the specific performance of the executive officers, the relative size, growth and performance of the Company, or any unique circumstances or strategic considerations of the Company. As noted above, as our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy as circumstances require.
Role of Compensation Committee
The compensation committee periodically reviews, reassesses, and if the compensation committee deems necessary, updates our NEO compensation and compensation philosophy. The compensation committee’s responsibilities include:
•	periodically reviewing NEO compensation to assess its efficacy and to determine whether the nature and terms such compensation is proper in furthering ACM’s strategic plans and objectives;
•
administering our NEO cash incentive compensation plans and equity-based plans, including the designation of NEOs to whom awards are to be granted, the type and amount of award to be granted, and the terms and conditions applicable to each award;

•	reviewing and approving the policies and procedures for the grant of NEO equity-based awards by our company and ACM Shanghai, including grant-timing practices;
•
annually reviewing with the Lead Director the corporate and individual goals relevant to the chief executive officer’s performance, the performance of the chief executive officer for the prior year, and approving the chief executive officer’s compensation based on the results of the evaluation performed by the compensation committee;

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•
annually reviewing with the Lead Director and recommendations of our chief executive officer, the performance of our other NEOs in light of our NEO compensation goals and objectives and approving the compensation packages and compensation payouts for such individuals; and

•	assisting in the risk assessment of our compensation programs.
The compensation committee makes compensation decisions after consideration of several factors, including:
•	feedback from our stockholders;
•	the performance and experience of each executive officer;
•	the scope and strategic impact of the executive officer’s responsibilities;
•	our past business performance and future expectations;
•	our long-term goals and strategies;
•	the performance of our executive team as a whole;
•	the difficulty and cost of replacing high-performing leaders with in-demand skills;
•	the past compensation levels of each individual;
•	the relative compensation among our executive officers;
•	an analysis of the competitiveness of our compensation relative to our compensation peer group; and
•	recommendations of our CEO.
Role of Management
From time to time, our chief executive officer may develop recommendations for the compensation of our NEOs (other than himself) related to base salaries, annual cash incentive opportunities, equity award opportunities, and the criteria upon which these award opportunities may be earned. The compensation committee uses these recommendations as one of several factors in making compensation decisions, and those decisions do not necessarily follow the CEO’s recommendations.
From time to time, our chief executive officer may attend compensation committee meetings at the request of the compensation committee but leaves the meetings for any deliberations related to and decisions regarding his own compensation.
Role of Independent Compensation Consultant
The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel or other advisors, to assist in the evaluation of executive officer compensation. For 2022, the compensation committee engaged Radford, which is part of the Rewards Solutions practice at Aon plc, to review our executive compensation program, policies and practices, to conduct an executive compensation market analysis and to review our long-term incentive compensation program to help ensure alignment with competitive market practices. Radford reviewed and advised on all principal aspects of our executive compensation program for fiscal 2022, including meeting regularly with the compensation committee to review all elements of executive compensation, including the competitiveness of such compensation elements and assisting in the risk assessment of our compensation programs. The compensation committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of stockholders, and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals. Based on the consideration of the factors specified in the rules of the SEC and the listing standards of The Nasdaq Stock Market, the compensation committee does not believe that its relationship with Radford and the work of Radford on behalf of the compensation committee has raised any conflict of interest. The compensation committee reviews these factors on an annual basis. As part of the compensation committee’s determination of Radford’s independence, it received written confirmation from Radford addressing these factors and supporting the independence determination.
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Advisory Vote on Executive Compensation
We submit to our stockholders on a tri-annual basis a proposal for a (non-binding) advisory vote, known as a “say-on-pay” vote, to approve the compensation of our NEOs. The compensation committee considers the outcome of this vote, among other things, when evaluating our compensation principles, designs and practices. At our 2021 Annual Meeting, our stockholders expressed strong support for our compensation program for named executive officers in 2020, with 93.2% of shares voted cast in favor of approval of the compensation program. We view this outcome as an indication of our stockholders’ positive reaction to our compensation program. The compensation committee will continue to consider stockholder feedback and the results of say-on-pay votes when making future compensation decisions.
Stockholder Outreach
We are committed to year-round, meaningful engagement with our stockholders. We prioritize the different perspectives and issues raised by our stockholders by incorporating them into the business and strategy decisions of the board of directors. We believe that ongoing engagement builds mutual trust and understanding with our stockholders. Stockholder engagement and feedback are critical components of our corporate governance practices and inform our decisions and programs. Our engagement initiatives will continue in 2023 with outreach to our stockholders.
Assessment of Compensation Risk
We review our compensation programs for employees generally and have concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on our company. We believe that our compensation program helps ensure performance is focused on long-term stockholder value creation and does not encourage short-term risk taking at the expense of long-term results.
Pay Components
Our NEO compensation program involves regular review of compensation elements for NEOs, including whenever there is a change in roles or responsibilities of a NEO or a new NEO joins our company. Our NEO compensation program design uses a mix of annual and long-term components and a mix of cash and equity components. Our NEO compensation program includes base salary, annual cash bonus opportunities, long-term equity awards and promotion awards when appropriate.
Overview of Compensation Components
Pay Element	Payment Vehicle	Purpose/Design
Base Salary	Fixed cash payment	Attracts, retains and rewards NEOs, and provides NEOs with fixed compensation based on their performance and contributions
Bonus	Variable cash bonus
We do not have an established bonus policy for our NEOs; the compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on individual NEO performance, our business performance generally and, in certain circumstances, achievement of specific business objectives

Long-Term Equity Awards	Stock options	Directly ties individual performance to long-term appreciation of our common stock price, rewards NEOs for strong company performance, and aligns the interests of NEOs with those of our stockholders
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Base Salary
We pay base salaries to our NEOs to compensate them for their services and provide predictable annual income. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities, although competitive market data also plays a role in setting salary levels. We do not apply specific formulas to determine salaries or changes in salaries. Instead, the salaries of our NEOs are reviewed on an annual basis by the compensation committee based on our compensation philosophy and objectives. The compensation committee determined the 2022 base salary of each of our NEOs after considering the recommendations of our CEO, other than with respect to his own base salary, and other factors described throughout this Compensation Discussion & Analysis. In 2022, the compensation committee increased the base salaries for each of our NEOs to reflect each individual’s responsibilities and performance and to increase their base salaries to more market-competitive levels:
Named Executive Officer	Annual Base Salary 2021	Annual Base Salary 2022	Percent Increase (Decrease)
David H. Wang	$183,105	$233,918	28%
Mark McKechnie	242,703	267,000	10
Jian Wang	120,094	180,967	51
Lisa Feng	157,135	174,755	11
Fuping Chen	108,842	135,282	24
Annual Cash Bonus Program
We do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the achievement of individual NEO performance, our business performance, and development generally. The program is designed to motivate our NEOs to focus on company priorities and to reward them for individual results and achievements. The company priorities did not have specific target levels associated with them for purposes of determining performance under the program, and our compensation committee has full discretion to determine the level of bonus payout for each year. Based on the foregoing considerations, for 2022 the compensation committee approved the following bonuses:
Named Executive Officer	2022 Cash Bonus	2021 Cash Bonus
David H. Wang	$167,294	$212,188
Mark McKechnie	100,000	50,000
Jian Wang	62,454	108,500
Lisa Feng	61,562	64,170
Fuping Chen	98,142	103,850
Long-Term Incentive Program
Historically we have not typically granted stock options to NEOs on an annual basis. From time to time, however, we grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options. Stock options drive stock price performance. We believe that incorporating stock price growth as part of our long-term equity award design further aligns our executives’ and stockholders’ interests. Stock options create a meaningful foundation of outstanding long-term equity incentives aligned with the long-term interests of our stockholders. Accordingly, in 2022, we granted stock options to all our NEOs other than Mr. Wang, with details as described in “Grants of Plan-Based Awards” section later in this document, as follows:
Named Executive Officer	Options
David H. Wang	N/A
Mark McKechnie	160,000
Jian Wang	75,000
Lisa Feng	30,000
Fuping Chen	30,000
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Hedging and Pledging Prohibitions
Under our Restated Insider Trading Policy, employees, as well as their family members, including our NEOs, may not hedge or pledge any ACM securities that they hold directly. An exception to this prohibition may be granted where a person wishes to pledge ACM securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any employee (including each NEO), as well as their family members, who wishes to pledge ACM securities as collateral for a loan must submit a request for approval to the chief financial officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge, except that any proposed pledge by the chief financial officer must be submitted to and either approved or prohibited by the chief executive officer.
Clawbacks
Under our 2016 Omnibus Incentive Plan, all awards, amounts or benefits received or outstanding under the plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy we may adopt, or any applicable law related to such actions, as may be in effect from time to time. We have not adopted any clawback or similar policy to date. We expect to implement a clawback policy in accordance with the new incentive-based compensation recovery rules to be adopted by The NASDAQ Stock Market pursuant to the Dodd-Frank Act.
Other Benefits
Our PRC-based NEOs, which include all NEOs except U.S.-based Mark McKechnie, are generally eligible to participate in our health and welfare programs and retirement plans on the same basis as other PRC employees.
Perquisites
We do not provide significant perquisites.
Employment Agreements
We enter into employment agreements with our employees located principally in the PRC, including all of our NEOs other than U.S.-based NEO Mark McKechnie, that contain an employment term and other statutorily required terms and conditions but do not include compensatory terms. In addition, ACM Shanghai was a party to an employment agreement with Lisa Feng that was entered into as of January 8, 2018 and extended through September 24, 2024. The agreement contains provisions with respect to base salary, annual bonus eligibility and certain severance payments.
Potential Payments Upon Termination or Change in Control
Our option awards granted under our 2016 Omnibus Incentive Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control.
NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie, may be entitled to statutory severance as required by applicable law.
Internal Revenue Code Section 162(m) Considerations
Generally, Section 162(m) of the Internal Revenue Code, or Section 162(m), disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer, chief financial officer, and certain other current and former highly compensated officers that qualify as covered employees within the meaning of Section 162(m). The compensation committee has not previously taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation for our current and former executive officers and does not currently have any immediate plans to do so. The compensation committee may, in its
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judgment, authorize compensation payments that are not fully tax deductible when it believes that such payments are appropriate to attract and retain executive talent or meet other business objectives. The compensation committee intends to continue to compensate our current and former executive officers in a manner consistent with our best interests and the best interests of our stockholders.
Internal Revenue Code Sections 280G and 409A Considerations
We have not provided or committed to provide any NEO with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related sections of the Internal Revenue Code provide that an executive officer and certain persons who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider of certain types receives “deferred compensation” that does not meet the requirements of Section 409A.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 for our stock-based compensation awards, which requires us to measure the compensation expense for all share-based awards made to our employees and members of our Board, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.
Report of the Compensation Committee
The compensation committee of the board of directors has reviewed and discussed with management the section entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the compensation committee has recommended to the board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K of ACM Research, Inc. for the fiscal year ended December 31, 2022.
Respectfully submitted by the members of the Compensation Committee:
Haiping Dun (Chair)
Tracy Liu
33

Executive Compensation
Summary Compensation Table
The following table provides information concerning the compensation paid to our NEOs, who consist of our Chief Executive Officer and President, David H. Wang, our Chief Financial Officer, Treasurer and Secretary, Mark McKechnie, and our three next most highly compensated executive officers during 2022 who were serving as executive officers at the end of 2022, Jian Wang, Lisa Feng and Fuping Chen.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)(1)(4)	Total ($)
David H. Wang Chief Executive Officer and President	2022	$233,918	$167,294	—	$3,770	$404,982
	2021	183,105	212,188	—	3,583	398,876
	2020	294,054	95,700	$4,963,675	15,660	5,369,089
Mark McKechnie Chief Financial Officer, Treasurer and Secretary	2022	267,000	100,000	1,740,782	—	2,107,782
	2021	242,703	50,000	—	—	292,703
	2020	243,906	—	—	—	243,906
Jian Wang Chief Executive Oﬃcer and President, ACM Research (Shanghai), Inc.	2022	180,967	62,454	903,915	3,770	1,151,106
	2021	120,094	108,500	—	3,583	232,177
	2020	162,492	55,100	67,728	15,660	300,980
Lisa Feng Chief Financial Officer, ACM Research (Shanghai), Inc.	2022	174,755	61,562	361,556	4,288	602,161
	2021	157,123	64,170	—	4,159	225,452
	2020	169,172	43,500	225,809	13,616	452,097
Fuping Chen Vice President, Sales—China, ACM Research (Shanghai), Inc.	2022	135,282	98,142	361,556	205	595,185
	2021	108,842	103,850	—	214	212,906
	2020	103,871	95,700	793,157	15,660	1,008,388
(1)	Compensation amounts paid in RMB have been converted, for purposes of the table, to U.S. dollars at the average RMB per U.S. dollar exchange rate for the applicable years.
(2)
Amounts shown represent the aggregate grant date fair value of option awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. These amounts do not necessarily correspond to the actual amounts that may be earned by the NEOs. For assumptions made in valuing these awards and related information with respect to options awards exercisable for Class A common stock, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)
Consists of (a) option awards exercisable for Class A common stock with respect to 2022, and (b) with respect to Dr. Wang, Mr. Wang, Ms. Feng, and Mr. Chen in 2020, option awards exercisable for shares of ACM Shanghai. See “-Grants of Plan-Based Awards” table below.

(4)	The amounts shown include (a) health insurance premiums with respect to 2020, 2021 and 2022, and (b) housing subsidies with respect to 2020.
34

Narrative Explanation of the Summary Compensation Table
The compensation paid to our NEOs consists of the following components:
•	base salary;
•	discretionary annual cash bonuses;
•	long-term incentive compensation in the form of stock options; and
•	benefits consisting principally of housing subsidies.
Annual base salaries of our NEOs in 2022 were as follows: David Wang, $233,918; Mark McKechnie, $267,000; Jian Wang, $180,967; Lisa Feng, $174,755; and Fuping Chen, $135,282.
We enter into employment agreements with our employees located principally in the PRC, including each of our NEOs other than Mark McKechnie (who is based in the United States), that contain an employment term and other statutorily required terms and conditions, but do not include compensatory terms. In addition, ACM Shanghai was a party to an employment agreement with Lisa Feng that was entered into as of January 8, 2018 and extended through September 24, 2025. This agreement contains provisions with respect to base salary, annual bonus eligibility and certain severance payments.
We do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the achievement of individual NEO performance, our business performance, and development generally. The program is designed to motivate our NEOs to focus on company priorities and to reward them for individual results and achievements. The company priorities did not have specific target levels associated with them for purposes of determining performance under the program, and our compensation committee has full discretion to determine the level of bonus payout for each year.
From time to time, however, we grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options. Stock options drive stock price performance. We believe that incorporating stock price growth as part of our long-term equity award design further aligns our executives’ and stockholders’ interests. Stock options create a meaningful foundation of outstanding long-term equity incentives aligned with the long-term interests of our stockholders. Accordingly, in 2022, we granted stock options to all our NEOs other than Mr. Wang, as discussed below.
35

Grants of Plan-Based Awards
The following table sets forth each grant of equity award made to the NEOs during the year ended December 31, 2022. All such equity awards were granted under our 2016 Omnibus Incentive Plan.
			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)
David H. Wang	—		—	—	—	—	—	—
Mark McKechnie	03/04/2022(3)	2/17/2022	—	60,000	—	—	$25.45	$723,132
	08/12/2022(4)	7/28/2022	—	—	—	100,000	19.49	1,017,650
Jian Wang	03/04/2022(5)	2/17/2022	—	75,000	—	—	25.45	903,915
Lisa Feng	03/04/2022(6)	2/17/2022	—	30,000	—	—	25.45	361,566
Fuping Chen	03/04/2022(7)	2/17/2022	—	30,000	—	—	25.45	361,566
(1)	The exercise price of each option equals the grant date closing stock price, as reported on the NASDAQ stock exchange.
(2)
This column represents the full grant date fair value of stock options under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2022. Generally, the full grant date fair market value is the amount that we will expense in our financial statements over the award’s vesting period. Fair market value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 2 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2022 for certain assumptions made in the valuation of these awards for Class A common stock.

(3)
Option award for Mark McKechnie of which (i) 15,000 shares vested upon the approval by the Audit Committee by March 31, 2023 of a Public Company Accounting Oversight Board, or PCAOB-compliant auditor, (ii) 7,500 shares vested upon completion of the first acquisition or strategic investment transaction by the Company by December 31, 2023, and (iii) 37,500 shall vest based on the achievement of certain strategic, operational, or financial targets by the Company by December 31, 2023. This award does not have a threshold or maximum payout.

(4)
One quarter of the option award for Mark McKechnie vest and become exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the subsequent 36-months.

(5)
Option award for Jian Wang of which (i) 15,000 shares did not vest because the consolidated revenue of the Company for fiscal year 2022 did not meet or exceed $400,000,000 (ii) 45,000 shares shall vest based on the achievement of certain strategic, operational, or financial targets by the Company by December 31, 2023, and (iii) 15,000 shares vested upon achievement of the target for cost of goods sold reduction saving of at least 5% in fiscal year 2022 compared to fiscal year 2021. This award does not have a threshold or maximum payout.

(6)
Option award for Lisa Feng of which (i) 7,500 shares vested upon the approval by the Audit Committee by March 31, 2023 of a PCAOB-compliant auditor, (ii) 7,500 shares vested upon the installation of an ERP system by December 31, 2022, (iii) 7,500 shares shall vest based on the achievement of certain strategic, operational, or financial targets by the Company by December 31, 2023, and (iv) 7,500 shares vested upon the closing of a public offering by ACM Shanghai by December 31, 2023. This award does not have a threshold or maximum payout.

(7)
Option award for Fuping Chen of which (i) 10,500 shares did not vest because the consolidated revenue of the Company for fiscal year 2022 did not meet or exceed $400,000,000 (ii) 3,000 shares vested for the receipt of first tool purchase orders for a Track tool, and a Furnace ALD tool was achieved by December 31, 0222, and 3,000 shares did not vest because the target for receipt of first tool purchase orders for PECVD, and/or super critical C02 toll was not achieved by December 31, 2022, and (iii) 13,500 shares shall vest based on the achievement of certain strategic, operational, or financial targets by the Company by December 31, 2023. This award does not have a threshold or maximum payout.

36

Outstanding Equity Awards at December 31, 2022
The following table sets forth information regarding each unexercised option held by each of our NEOs as of December 31, 2022.
Name		Option Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price($)	Option Expiration Date
David H. Wang	(1)(3)	1,200,000	—	—	0.50	4/30/2025
	(1)(4)	1,000,002	—	—	1.00	12/27/2026
	(1)(5)	137,499	12,501	—	5.60	4/22/2029
	(1)(6)	545,397	—	1,090,800	7.36	3/19/2030
	(2)(7)	—	—	538,462	1.89	12/31/2024
Mark McKechnie	(1)(8)	14,016	—	—	4.62	07/31/2028
	(1)(5)	60,000	7,500	—	5.60	04/22/2029
	(1)(9)	46,248	13,752	—	4.55	11/03/2029
	(1)(10)	22,500	37,500	—	25.45	03/03/2032
	(1)(11)	—	100,000	—	19.49	08/11/2032
Jian Wang	(1)(8)	120,000	—	—	4.62	7/31/2028
	(1)(5)	82,500	7,500	—	5.60	4/22/2029
	(2)(7)	—	—	298,462	1.89	12/31/2024
	(1)(10)	15,000	45,000	—	25.45	03/03/2032
Lisa Feng	(1)(12)	45,000	—	—	1.77	1/24/2028
	(1)(5)	68,748	6,252	—	5.60	4/22/2029
	(1)(9)	23,124	6,876	—	4.55	11/3/2029
	(1)(13)	19,998	10,002	—	12.75	4/27/2030
	(2)(7)	—	—	260,000	1.89	12/31/2024
	(1)(10)	22,500	7,500	—	25.45	03/03/2032
Fuping Chen	(1)(4)	46,164	—	—	1.00	12/27/2026
	(1)(4)	50,001	—	—	1.00	12/27/2026
	(1)(4)	150,000	—	—	1.77	1/24/2028
	(1)(14)	24,996	5,004	—	5.33	8/3/2029
	(1)(15)	30,000	—	30,000	28.42	7/27/2030
	(2)(7)	—	—	260,000	1.89	12/31/2024
	(1)(10)	3,000	13,500	—	25.45	03/03/2032
(1)	Option covers Class A common stock.
(2)
Option covers shares of ACM Research (Shanghai), Inc. Assumes threshold achievement. One-half of the option vests on January 1, 2023, generally subject to continued service and key financial metrics. The remaining half of the option vests on January 1, 2024, generally subject to continued service and key financial metrics. In each case, vesting is also contingent on the applicable NEO’s performance rating for the year prior to the applicable time-based vesting date, such that 100% of the option that would otherwise vest pursuant to the foregoing two sentences will vest if such performance rating is “excellent” or “good,” 80% if such performance rating is “medium,” 60% if such performance rating is “pass,” and 0% if such performance rating is below “pass.” All such options accelerate vesting upon a defined change in control of ACM.

(3)	Option is fully vested.
(4)	Option is fully vested.
(5)
Option was granted on April 23, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(6)
Option was granted on March 20, 2020. An initial 545,397 shares vested and became exercisable on August 5, 2020, which was the first trading day as of which the Issuer's market capitalization equaled or exceeded $1,553,383,586. The remaining shares will vest and become exercisable in two equal installments upon the first trading days, if any, on which the Issuer's market capitalization equals or exceeds $2,553,383,586 and $3,553,383,586, respectively.

[Footnotes continued on next page]
37

(7)
Option was granted on January 1, 2020. Performance-based option award pursuant to which one-half of the shares subject to the award vests and becomes exercisable on January 1, 2023, the third anniversary of the grant date, if ACM Shanghai’s operating income is not less than RMB1 billion for the year ending December 31, 2021, and the second half of the shares subject to the award vests and becomes exercisable on January 1, 2024, the fourth anniversary of the grant date, if ACM Shanghai’s operating income is not less than RMB1.2 billion for the year ending December 31, 2022.

(8)	Option is fully vested.
(9)
Option was granted on November 4, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(10)	Option was granted on March 4, 2022. The option vests and becomes exercisable based on the Issuer’s satisfaction of certain performance criteria.
(11)
Option was granted on August 12, 2022. One quarter of the option shall vest and become exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(12)	Option is fully vested.
(13)
Option was granted on April 28, 2020. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(14)
Option was granted on August 4, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(15)
Option was granted on July 28, 2020. Performance-based option award pursuant to which one-half of the shares subject to the award vested and became exercisable upon our receipt of our first demo tool order from a specified semiconductor company and the other half vests and becomes exercisable upon the qualification of our first demo tool for such semiconductor company.

For information regarding the vesting acceleration provisions applicable to the options held by our NEOs, please see “Compensation Discussion and Analysis—Potential Change in Control Benefits” above.
2022 Equity Award Exercises and Stock Vested
The following table provides information regarding the exercise by the NEOs of vested options during the year ended December 31, 2022. All options were exercised for Class A common stock.
	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Mark McKechnie	15,900	$272,124
(1)	The value realized on vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on each exercise date, minus the aggregate exercise price.
38

Potential Payments Upon Termination or Change in Control
Our option awards granted under our 2016 Omnibus Incentive Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control. NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie, may be entitled to statutory severance as required by applicable law. The amounts below assume a triggering event occurred on December 31, 2022.
Name	Cash Severance Upon Termination Without Cause($)(1)	Value of Equity Award Accelerations upon a Change of Control($)(2)
David H. Wang	$127,094	$26,377
Mark McKechnie	—	59,281
Jian Wang	127,094	15,825
Lisa Feng	66,089	34,920
Fuping Chen	127,094	11,910
1.	Consists of PRC statutorily required cash severance.
2.	Value of accelerated equity awards using our stock price of $7.71 on December 30, 2022.
Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to shares of Class A common stock that may be issued under our equity plans and standalone option grants:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c)
Equity compensation plans approved by stockholders	8,672,849(2)	$8.67	4,901,673
Equity compensation plans not approved by stockholders(3)	2,022,450	0.50	—
Totals	10,695,299	7.12	4,901,673
(1)
Consists of shares of Class A common stock available at December 31, 2022 for awards under our 2016 Omnibus Incentive Plan. Excludes securities reflected in column (a). Under the terms of the 2016 Omnibus Incentive Plan, 4,901,673 shares became available for grant effective as of January 1, 2023.

(2)	Consists of 8,672,849 shares issuable under awards under our 2016 Omnibus Incentive Plan and 2,022,450 shares issuable under awards under our 1998 Stock Option Plan.
(3)
Consists of non-qualified stock option agreements with $0.50 exercise price and ten-year expiration terms granted outside of any equity incentive plan including 1,534,003 and 488,477 vested shares issuable under awards granted on May 1, 2015, and September 8, 2015, respectively.

39

CEO Pay Ratio
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our median compensated employee and the annual total compensation of David Wang, our chief executive officer as of December 31, 2022, or our CEO. For 2022, our last completed fiscal year:
•
As permitted by Item 402(u) of Regulation S-K of the SEC, we are using the same median employee as we used in 2020 as there was no material change in 2021 or 2022 to our employee population, our compensation arrangements or our median employee’s circumstances that we believe would have significantly impacted our pay ratio disclosure. The annual total compensation of our median compensated employee (other than our CEO) in 2022 was $41,468.

•
For our CEO’s annual total compensation, we used the amount reported in the “Total” column of the table included under “—Summary Compensation Table” above. The annual total compensation of our CEO, for the purposes of this disclosure, was $404,982.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee was 9.8 to 1.
We took the following steps to identify, and to determine the annual total compensation of, our median compensated employee for 2020.
1.
We determined that, as of December 31, 2020, our employee population consisted of 543 individuals. This population consisted of our full-time, part-time and temporary employees employed with us as of the determination date.

2.
To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2020, which was paid out in early 2021, and (c) the grant date fair value of equity awards granted in 2020. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee.

3.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of the SEC, resulting in annual total compensation of $41,468.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions reflecting their employee populations and compensation practices. The pay ratios reported by other companies may not be comparable to the pay ratio reported above, as those companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
40

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Revenue (millions)(8)
					Total Stockholder Return(5)	Peer Group Total Stockholder Return(6)
2022	$404,982	$(20,877,170)	$1,114,059	$(1,948,838)	125.4	122.0	$51	$339
2021	398,876	10,772,637	240,810	4,119,010	462.2	151.6	43	260
2020	5,369,089	45,103,619	501,343	3,631,284	440.4	120.3	22	157
(1)
This column represents the amount of total compensation reported for Mr. Wang (our Chief Executive Officer and President) for each corresponding year in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in this Proxy Statement.

(2)
This column represents the amount of “compensation actually paid” to Mr. Wang, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Wang during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Wang’s total compensation for each year to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2022	$404,982	—	$(21,282,152)	$(20,877,170)
2021	398,876	—	10,373,761	10,772,637
2020	5,369,089	(4,963,675)	44,698,205	45,103,619
(a)
This column represents the amount of total compensation reported for Mr. Wang for each corresponding year in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)
This column represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for the applicable year. Please refer to the Summary Compensation Table in this Proxy Statement.

(c)
This column represents an adjustment to the amounts in the “Option Awards” column in the Summary Compensation Table for the applicable year (a “Subject Year”). For a Subject Year, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for Mr. Wang for that Subject Year. The adjusted amount is determined by adding (or subtracting, as applicable) the following for that Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year.

41

The amounts added or subtracted to determine the adjusted amount for our PEO are as follows:
Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Adjusted Value of Equity Awards
2022	$—	$(20,822,246)	$—	(459,906)	$—	$—	(21,282,152)
2021	—	10,247,543	—	126,218	—	—	10,373,761
2020	19,138,662	2,107,887	19,623,384	3,828,272	—	—	44,698,205
For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date.
(3)
This column represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Wang) in the “Total” column of the Summary Compensation Table in each applicable year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable year. The names of each of the NEOs (excluding Mr. Wang) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, 2021, 2020, Mark McKechnie, Jian Wang, Lisa Feng, and Fuping Chen.

(4)
This column represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Wang), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Wang) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Wang) for each year to determine the “compensation actually paid”, using the same adjustment methodology described above in Note 2(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Summary Compensation Table Value of Non-PEO NEO Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards (c)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,114,059	(841,952)	(2,220,945)	(1,948,838)
2021	240,810	—	3,878,200	4,119,010
2020	501,343	(271,674)	3,401,615	3,631,284
(a)
This column represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Wang) in the “Total” column of the Summary Compensation Table in each applicable year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable year.

(b)
This column represents the average of the total amounts reported for the NEOs as a group (excluding Mr. Wang) in the “Option Awards” column in the Summary Compensation Table in each applicable year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable year.

(c)
This column represents an adjustment to the average of the amounts reported for the NEOs as a group (excluding Mr. Wang) in the “Option Awards” column in the Summary Compensation Table in each applicable year determined using the same methodology described above in Note 2(c). For each year, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for each NEO (excluding Mr. Wang) for that year.

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The amounts added or subtracted to determine the adjusted average amount for our non-PEO NEOs are as follows:
Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted in the Year and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Adjusted Average Value of Equity Awards
2022	$114,399	$(2,004,595)	$46,109	$(376,858)	$—	$—	$(2,220,945)
2021	—	3,642,539	—	235,661	—	—	3,878,200
2020	511,921	1,995,921	—	893,773	—	—	3,401,615
(5)
This column represents cumulative Company total stockholder return (TSR). TSR is calculated by dividing the sum of the cumulative amount of dividends for each measurement period (2020, 2020-2021 and 2020-2022), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	This column represents cumulative peer group TSR computed in accordance with Note 5. The peer group used for this purpose is the following published industry index: the Russell 1000 index.
(7)	This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•	Consolidated Fiscal Year Revenue
Description of the Information Presented in the Pay versus Performance Table
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance (as described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement), not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
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Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The following chart shows the cumulative TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, versus the TSR of the Company’s Peer Group (the Russell 1000 index), assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K. Please see Note 5 and Note 6, above, for additional information related to the computation of Company TSR and peer group TSR, respectively.

44

Compensation Actually Paid and Cumulative Company TSR
The following chart shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEOs, versus the Company’s cumulative TSR over the three most recently completed fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

Compensation Actually Paid and Company Net Income
The following chart shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEO’s versus the Company’s net income during the three most-recently completed fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

45

Compensation Actually Paid and Company Revenue
The following chart shows the relationship between Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to our non-PEO NEOs, versus the Company’s revenue during the three most-recently completed fiscal years, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K:

46

Proposal   — Ratification of Appointment of Independent Auditor for 2023
Appointment of Independent Auditor by Audit Committee
The audit committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms.
This year the audit committee has approved the retention of Armanino LLP, or Armanino, as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2023. Factors considered by the audit committee in deciding whether to retain Armanino included:
•	Armanino’s global capabilities;
•	Armanino’s technical expertise and knowledge of our global operations and industry;
•	the quality and candor of Armanino’s communications with the audit committee and management;
•	the quality and efficiency of the services provided by Armanino, including input from management on Armanino’s performance;
•	Armanino’s objectivity and professional skepticism;
•	external data on audit quality and performance, including recent PCAOB reports on Armanino and its peer firms;
•	Armanino’s use of technology to aid in audit efficiency;
•	Armanino’s independence, how effectively Armanino demonstrated its independent judgment, and the controls and processes in place that help ensure Armanino’s independence; and
•	the appropriateness of Armanino’s fees.
Proposed Ratification of Independent Auditor
The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the board of directors is submitting the appointment of Armanino to our stockholders for ratification because we value the views of our stockholders.
The audit committee considers Armanino to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Armanino, the audit committee will reconsider the appointment of Armanino. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Representatives of Armanino are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire.
Accordingly, stockholders are being asked to vote on the following resolution:
RESOLVED:
That the stockholders ratify the appointment by the audit committee of the board of directors of Armanino LLP as the independent registered public accounting firm of ACM Research, Inc. for the performance of independent audit services for the fiscal year ending December 31, 2023.

The board of directors recommends a vote
FOR
the ratification of the appointment of Armanino as our independent auditor for 2023.
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Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by Armanino our current independent auditor, including billing by its China-based third-party services partner, for professional services rendered for the fiscal year ended December 31, 2022, and BDO China (Shenzhen, China, PCAOB ID 1818), our former independent auditor, for professional services rendered for the fiscal year ended December 31, 2021:
	2022	2021
Audit Fees (1)	$1,800,038	$723,850
Audit-related Fees (2)		1,579,450
Total Fees	1,800,038	2,303,300
(1)
Includes services relating to the audit of the annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

(2)
Includes services performed by BDO China relating to the audit of the financial statements of ACM Shanghai in connection with its 2021 initial public offering on the Shanghai Stock Exchange’s Sci-Tech innovAtion boaRd.

Audit Committee Pre-Approval Policies and Procedures
The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all engagements with our independent auditor. These services include audit services, audit-related services and tax services. Each year, the audit committee must approve the independent auditor’s retention to audit our financial statements, subject to ratification by the stockholders. The audit committee also approves the estimated fees associated with the audit before the audit begins. The audit committee or a member of the audit committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries.
Report of the Audit Committee
The audit committee, or the Audit Committee, of the board of directors of ACM Research, Inc., or ACM, consists entirely of directors who meet the independence requirements of the listing standards of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls ACM. The Audit Committee operates under a written charter approved by the board of directors. A copy of the current charter is available at media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf.
Management is responsible for ACM’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on ACM’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of ACM’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of ACM’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relied on the work and assurances of management, the internal audit group, and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for ACM, and their functions are not intended to duplicate or certify the activities of ACM’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Armanino LLP, or Armanino, the independent auditor of ACM, to review and discuss the December 31, 2022 audited consolidated financial statements. Management represented that ACM had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Armanino the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
48

The Audit Committee received from Armanino the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with Armanino that firm’s independence. The Audit Committee also considered whether Armanino’s provision of non-audit services and the audit and non-audit fees paid to Armanino were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that Armanino has the requisite independence.
Management completed the documentation, testing and evaluation of ACM’s system of internal control over financial reporting as of December 31, 2022 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and Armanino at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing ACM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of ACM’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Armanino and also included in the Form 10-K. Armanino’s report included in the Form 10-K related to its audit of ACM’s consolidated financial statements.
Based upon the Audit Committee’s discussions with management and Armanino and the Audit Committee’s review of the information provided by, and the representations of, management, the Audit Committee recommended to the board that the audited consolidated financial statements of ACM as of and for the year ended December 31, 2022 be included in the Form 10-K.
Respectfully submitted by the members of the Audit Committee.
Tracy Liu (Chair)
Haiping Dun
Yinan Xiang
49

Stockholder Proposals for 2024 Annual Meeting
In order for stockholder proposals for the 2024 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than December 29, 2023. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2023 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than the close of business on March 17, 2024, nor earlier than the close of business on February 16, 2024. A copy of our bylaws is available at sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex302.htm.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one copy of the proxy materials, or one Notice of Internet Availability, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials or Notice of Internet Availability, was delivered may request a separate copy of the proxy materials, or Notice of Internet Availability, as applicable, by (a) sending a letter to Shareholder Services at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, to the attention of our Corporate Secretary, or (b) sending us an email at investor.relations@acmrcsh.com. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials or Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors.
50

Appendix A
ACM RESEARCH, INC. 2023 Annual Meeting of Stockholders Rules of Conduct and Procedures
Welcome to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ACM Research, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:
1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.
2.
The Chair of the Company’s Board of Directors will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or take such other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedure, the Chair is authorized to address the question in such manner as he determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.
The Annual Meeting is a virtual-only meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.

4.	Participants may access a live webcast of the Annual Meeting, and stockholders may submit questions and vote their shares, at virtualshareholdermeeting.com/ACMR2023.
5.
Each stockholder of record as of 5 p.m., Eastern time, on April 18, 2023 may log into the webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or proxy card received from the Company. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.
The Meeting will begin at 7:00 a.m., Pacific time, on June 15, 2023. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the two proposals set forth in the Proxy Statement for the Annual Meeting. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.
If a stockholder has a question about the agenda matter that is to be voted on at the Annual Meeting as set forth in the Company’s 2023 Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matter is presented for consideration at the Annual Meeting. We will answer questions on the matter set forth in the Company’s 2023 Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter being discussed, as determined by the Chair in his reasonable judgment.

A-1

8.
Following adjournment of the formal business of the Annual Meeting, the Company’s management will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions from stockholders regarding the Company. The following rules will apply to this process:

a.
To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. All questions will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.	We will answer questions in the order received, except that:
i.	Questions from multiple stockholders related to the same topic or that are otherwise related may be grouped and answered together.
ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.
iii.
If more questions are presented than time permits to be answered, the list of questions to be considered will be shortened by removing from the list: first, any question determined by the Chair to be substantially duplicative of another question that has been discussed; second, any question presented by a stockholder whose first question has been discussed; and, third, the last submitted questions (ordered by time received).

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:
i.	are not relevant or pertinent to the business of the Company;
ii.	are related to material non-public information of the Company;
iii.	are related to pending or threatened litigation or investigations;
iv.	are in furtherance of a stockholder’s personal or business interests;
v.	are repetitious of statements made by another stockholder;
vi.	are related to personal grievances;
vii.	include derogatory references to individuals or are otherwise in bad taste; or
viii.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.
9.
If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investor.relations@acmrcsh.com.

10.
Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at http://ir.acmrcsh.com/presentations within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2024. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.
THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.
A-2

ACM RESEARCH, INC.
42307 OSGOOD ROAD, SUITE I
FREMONT, CA 94539

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until. Vote by 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACMR2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until. Vote by 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees	**For**	**Withhold**
1a. Haiping Dun	☐	☐
1b. Chenming C. Hu	☐	☐
1c. Tracy Liu	☐	☐
1d. David H. Wang	☐	☐
1e. Xiao Xing	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	**Against**	**Abstain**
2. Ratification of appointment of Armanino LLP as independent auditor for 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000598686_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

ACM RESEARCH, INC.
Annual Meeting of Stockholders
June 15, 2023 7:00 A.M. PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David H. Wang and Mark A. McKechnie, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ACM RESEARCH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:00 A.M., Pacific Time on June 15, 2023, at the virtual only-meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000598686_2 R1.0.0.6